FAIR VALUE	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
FAIR VALUE
FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

•	Level 1 — Quoted prices for identical instruments in active markets.

•
Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

•	Level 3 — Significant inputs to the valuation model are unobservable.
There were no changes during the periods presented to the valuation techniques we use to measure asset and liability fair values on a recurring basis. There were no transfers between the three levels of the fair value hierarchy during the periods presented.
The following section describes the valuation methodologies we use to measure different financial instruments at fair value on a recurring basis.
Derivative Financial Instruments
Our derivative financial assets and liabilities include FX forward contracts and FX embedded derivatives, valued using valuation models based on observable market inputs such as forward rates, interest rates, our own credit risk and the credit risk of our counterparties, which comprise investment-grade financial institutions. Based on these inputs, the derivative assets and liabilities are classified within Level 2 of the valuation hierarchy. We have not made any adjustments to the inputs obtained from the independent sources. Based on our continued ability to enter into forward contracts, we consider the markets for our fair value instruments active. We primarily use the income approach, which uses valuation techniques to convert future amounts to a single present amount.
As of December 31, 2015 and 2014, the gross fair values of our derivative financial assets and liabilities, in aggregate, were $2.0 and $0.5 (gross assets) and $1.5 and $1.1 (gross liabilities), respectively. As of December 31, 2015, there had been no significant impact to the fair value of our derivative liabilities due to our own credit risk as the related instruments are collateralized under our senior credit facilities. Similarly, there had been no significant impact to the fair value of our derivative assets based on our evaluation of our counterparties’ credit risks.
Investments in Equity Securities
Certain of our investments in equity securities that are not readily marketable are accounted for under the fair value option and are classified as Level 3 assets in the fair value hierarchy, with such values determined by multidimensional pricing models. These models consider market activity based on modeling of securities with similar credit quality, duration, yield and structure. A variety of inputs are used, including benchmark yields, reported trades, non-binding broker/dealer quotes, issuer spread and reference data including market research publications. Market indicators, industry and economic events are also considered. We have not made any adjustments to the inputs obtained from the independent sources. At December 31, 2015 and 2014, these assets had a fair value of $8.1 and $7.4, respectively.
The table below presents a reconciliation of our investment in equity securities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the years ended December 31, 2015 and 2014, including net unrealized gains recorded to “Other income (expense), net."

	Year ended December 31,
	2015	2014
Balance at beginning of year	$7.4	$1.4
Unrealized gains recorded to earnings	0.7	6.0
Balance at end of year	$8.1	$7.4

Goodwill, Indefinite-Lived Intangible and Other Long-Lived Assets
Certain of our non-financial assets are subject to impairment analysis, including long-lived assets, indefinite-lived intangible assets and goodwill. We review the carrying amounts of such assets whenever events or changes in circumstances indicate that the carrying amounts may not be recoverable or at least annually for indefinite-lived intangible assets and goodwill. Any resulting impairment would require that the asset be recorded at its fair value. During 2015, certain trademarks associated with businesses within our Power and Energy and Food and Beverage reportable segments and certain technology assets associated with a business within our Food and Beverage reportable segment were impaired based on their respective fair value measurements. Refer to Note 7 for further discussion pertaining to our annual and interim evaluation of goodwill and other intangible assets for impairment.
During 2015, 2014 and 2013, we recorded impairment charges of $22.7, $11.7 and $4.7, respectively, related to the trademarks (and, in 2015, technology assets) of certain businesses within our Power and Energy, Food and Beverage and Industrial reportable segments as we determined that the fair values of such trademarks (and, in 2015, technology assets) were less than the carrying values. See Note 7 for additional information regarding such impairment charges.
Indebtedness and Other
The estimated fair values of other financial liabilities (excluding capital leases and related party notes payable) not measured at fair value on a recurring basis as of December 31, 2015 and 2014 were as follows:

	December 31, 2015		December 31, 2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Term loan(1)	$400.0	$400.0	$—	$—
Senior notes(1)	600.0	637.5	—	—
Other indebtedness	28.0	28.0	6.0	6.0

(1)     Carrying amount reflected herein excludes related deferred financing fees.
The following methods and assumptions were used in estimating the fair value of these financial instruments:

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The fair values of the senior notes and term loan were determined using Level 2 inputs within the fair value hierarchy and were based on quoted market prices for the same or similar instruments or on current rates offered to us for debt with similar maturities, subordination and credit default expectations.

•	The fair value of our other indebtedness approximated carrying value due primarily to the short-term nature of these instruments.
As of December 31, 2014, the aggregate estimated fair value of our related party notes payable was approximately $1,127.0, compared to the aggregate carrying value of $1,003.1. There were no related party notes payable outstanding as of December 31, 2015.
The carrying amounts of cash and equivalents and receivables (excluding related party notes receivable) reported in our consolidated and combined balance sheets approximate fair value due to the short-term nature of those instruments. As of December 31, 2014, the aggregate estimated fair value of our related party notes receivable was approximately $758.0, compared to the aggregate carrying value of $707.1. There were no related party notes receivable outstanding as of December 31, 2015.